UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015 (November 23, 2015)

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On November 23, 2015, after Kansas City Southern (the “Company”) received the requisite applicable consents in the exchange offers and related consent solicitations relating to the Existing Notes (as defined below) described in Item 8.01 below, The Kansas City Southern Railway Company (“KCSR”) or Kansas City Southern de México, S.A. de C.V. (“KCSM”), as applicable, the guarantors, if any, and U.S. Bank National Association, as trustee (the “Trustee”), executed a supplemental indenture to each indenture governing the Existing Notes (the “Existing Indentures”) with respect to the applicable proposed amendments. As previously disclosed, each supplemental indenture eliminates, among other things, (i) covenants in the applicable Existing Indenture with respect to (a) liens, (b) changes of control, (c) additional guarantors (if applicable), (d) reports and (e) to the extent described in the confidential offering memorandum and consent solicitation statement, dated November 9, 2015, consolidations, mergers and sales of assets and (ii) all events of default with respect to the applicable Existing Notes, other than events of default relating to the failure to pay principal of (or premium, if any, on) and interest on such Existing Notes and the enforceability of the guarantees (if any). This summary of the terms of the supplemental indentures is qualified in its entirety by reference to the supplemental indentures, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events

On November 23, 2015, the Company issued a press release announcing the results as of 5:00 p.m., New York City time, on November 23, 2015, of the previously announced exchange offers for any and all outstanding notes of certain series issued by its wholly-owned subsidiaries KCSR and KCSM (collectively, the “Existing Notes”) and the related consent solicitations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

4.1	First Supplemental Indenture, dated November 23, 2015, among KCSR, the guarantors party thereto and the Trustee, governing the 3.85% Senior Notes due 2023

4.2	First Supplemental Indenture, dated November 23, 2015, among KCSR, the guarantors party thereto and the Trustee, governing the 4.30% Senior Notes due 2043

4.3	Second Supplemental Indenture, dated November 23, 2015, among KCSR, the guarantors party thereto and the Trustee, governing the 4.95% Senior Notes due 2045

4.4	First Supplemental Indenture, dated November 23, 2015, between KCSM and the Trustee, governing the Floating Rate Senior Notes due 2016

4.5	First Supplemental Indenture, dated November 23, 2015, between KCSM and the Trustee, governing the 2.35% Senior Notes due 2020

4.6	First Supplemental Indenture, dated November 23, 2015, between KCSM and the Trustee, governing the 3.00% Senior Notes due 2023

99.1	Press Release regarding early participation results of the Exchange Offers and Consent Solicitations, dated November 23, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Corporate Secretary

Date: November 24, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Supplemental Indenture, dated November 23, 2015, among KCSR, the guarantors party thereto and the Trustee, governing the 3.85% Senior Notes due 2023

4.2	First Supplemental Indenture, dated November 23, 2015, among KCSR, the guarantors party thereto and the Trustee, governing the 4.30% Senior Notes due 2043

4.3	Second Supplemental Indenture, dated November 23, 2015, among KCSR, the guarantors party thereto and the Trustee, governing the 4.95% Senior Notes due 2045

4.4	First Supplemental Indenture, dated November 23, 2015, between KCSM and the Trustee, governing the Floating Rate Senior Notes due 2016

4.5	First Supplemental Indenture, dated November 23, 2015, between KCSM and the Trustee, governing the 2.35% Senior Notes due 2020

4.6	First Supplemental Indenture, dated November 23, 2015, between KCSM and the Trustee, governing the 3.00% Senior Notes due 2023

99.1	Press Release regarding early participation results of the Exchange Offers and Consent Solicitations, dated November 23, 2015

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